Eaton Vance Tax-Managed Dividend Income Fund

                Supplement to Statement of Additional Information
                               dated July 16, 2003


The following replaces the fourth paragraph under "Performance":

     Yield is computed pursuant to a standardized formula by dividing the net investment income per share earned during a recent thirty-day period by the maximum offering price per share (including the maximum of any initial sales charge) on the last day of the period and annualizing the resulting figure. Yield figures do not reflect the deduction of any applicable CDSC, but assume the maximum of any initial sales charge. (Actual yield may be affected by variations in sales charges on investments.) Fully-taxable equivalent yield is computed by multiplying the Fund's yield by one minus the income tax rate applicable to tax-advantaged dividends, and then dividing by one minus the income tax rate applicable to ordinary income. Fully-taxable equivalent yield is normally calculated using the maximum federal income tax rate for individuals, without consideration of state and local income taxes. Fully-taxable equivalent yields that include state and local taxes and/or reflect lower federal income tax brackets may also be computed. Fully-taxable equivalent yield is designed to show the approximate yield an investment taxed at ordinary income rates would have to earn to produce the same income after tax as an equal-value investment in the Fund. Calculated fully-taxable equivalent yields will not apply to investors whose marginal tax rates differ from the rates assumed.


October 13, 2003